SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                                                                                                            [X]
Filed by a Party other than the Registrant                                                                                                                [   ]

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[  ]            Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ]            Definitive Information Statement

JNL Series Trust
(Name of Registrant As Specified In Its Charter)

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[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Dear Variable Annuity and Variable Life Contract Owners:

Although you are not a shareholder of JNL Series Trust (the "Trust"), your purchase payments and the earnings on such purchase payments under your variable contracts ("Variable Contracts") issued by Jackson National Life Insurance Company ("Jackson") or Jackson National Life Insurance Company of New York ("Jackson NY") are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust ("Information Statement") may be read to include you as an owner of a Variable Contract.

On June 2-3, 2015, the Board of Trustees (the "Board") of the Trust voted to change the name of the JNL/Eagle Small Cap Equity Fund to the JNL Multi-Manager Small Cap Growth Fund in conjunction with the replacement of Eagle Asset Management, Inc. ("Eagle") with Granahan Investment Management, Inc. ("GIM"), LMCG Investments, LLC ("LMCG") and RS Investment Management Co. LLC ("RS") as co-sub-advisers effective September 21, 2015.  Enclosed please find the Trust's Information Statement regarding this change in sub-adviser for the following Fund:

Prior Fund Name	New Fund Name
JNL/Eagle Small Cap Equity Fund	JNL Multi-Manager Small Cap Growth Fund

The Information Statement is furnished on behalf of the Board of the Trust, a Massachusetts business trust, to shareholders of JNL/Eagle Small Cap Equity Fund, a series of the Trust, located at 1 Corporate Way, Lansing, Michigan 48951.

On June 10, 2015, the Trust filed an amendment to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, for the Trust (File No. 333-177369) to reflect the changes discussed in this information statement.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

Sincerely,

Mark D. Nerud
President, Chief Executive Officer and Trustee
JNL Series Trust

Information Statement To Shareholders Regarding:

JNL Series Trust

JNL/Eagle Small Cap Equity Fund

August 4, 2015

Table of Contents

Information Statement
Page

I.	Introduction

II.	Investment Sub-Advisory Agreements with The New Sub-Advisers

III.	Description and Control of the New Sub-Advisers

IV.	Other Investment Companies Advised by the New Sub-Advisers

V.	Evaluation by the Board of Trustees

VI.	Additional Information

VII.	Other Matters

Exhibit A	Investment Sub-Advisory Agreement Between Jackson National Asset Management, LLC and Granahan Investment Management, Inc.	A-1

Exhibit B	Investment Sub-Advisory Agreement Between Jackson National Asset Management, LLC and LMCG Investments, LLC	B-1

Exhibit C	Investment Sub-Advisory Agreement Between Jackson National Asset Management, LLC and RS Investment Management Co. LLC	C-1

Exhibit D	Comparison of the JNL/Eagle SmallCap Equity Fund and the JNL Multi-Manager Small Cap Growth Fund	D-1

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.   Introduction

JNL Series Trust (the "Trust"), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust currently offers shares in 99 series (the "Funds").

As investment adviser to the Funds, Jackson National Asset Management, LLC ("JNAM" or "Adviser") selects, contracts with and compensates investment sub-advisers ("Sub-Advisers") to manage the investment and reinvestment of the assets of most of the Funds.  JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those Funds, and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (the "Board").  Jackson National Life Distributors LLC ("JNLD"), an affiliate of the Trust and the Adviser, is the principal underwriter for the Trust.  JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company ("Jackson"), which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

On June 2-3, 2015, the Board, including all Trustees (the "Independent Trustees") who are not "interested persons" (as defined by the 1940 Act) of the JNL/Eagle Small Cap Equity Fund (the "Fund") unanimously voted to replace Eagle Asset Management, Inc. ("Eagle") with Granahan Investment Management, Inc. ("GIM"), LMCG Investments, LLC ("LMCG"), and RS Investment Management Co. LLC ("RS") (collectively, the "New Sub-Advisers"), and to approve new investment sub-advisory agreements between JNAM and each respective New Sub-Adviser (the "New Sub-Advisory Agreements").

The purpose of this Information Statement is to provide you with information about the sub-advisory arrangements among JNAM and the New Sub-Advisers and about the New Sub-Advisers' appointment as the Co-Sub-Advisers to the Fund, effective September 21, 2015.  This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order ("Order") that the Trust and its Adviser received from the U.S. Securities and Exchange Commission ("SEC").

The Order permits JNAM to enter into sub-advisory agreements appointing Sub-Advisers that are not affiliates of the Adviser (other than by reason of serving as a Sub-Adviser to a Fund) without approval by the shareholders of the relevant Fund.  The Trust, therefore, is able to change Sub-Advisers from time to time without the expense and delays associated with obtaining shareholder approval.  However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers, pursuant to the Order.

As of September 21, 2015, Eagle will cease to be the Sub-Adviser to the Fund.  Eagle is located at 880 Carillon Parkway, St. Petersburg, Florida 33716.

This Information Statement is being provided to the contract owners of record for the Fund as of July 17, 2015. It will be mailed on or about August 4, 2015.

II.   Investment Sub-Advisory Agreements with the New Sub-Advisers

Eagle is the current Sub-Adviser to the  Fund, pursuant to an Amended and Restated Investment Sub-Advisory Agreement between Eagle and JNAM, dated December 1, 2012, as amended,  which was most recently approved by the Board at a meeting held on August 26-27, 2014.

On June 2-3, 2015, the Board, including the Independent Trustees, voted to replace Eagle with GIM, LMCG and RS as Co-Sub-Advisers for the Fund and approved the Investment Sub-Advisory Agreements between JNAM and GIM ("GIM Sub-Advisory Agreement"), LMCG ("LMCG Sub-Advisory Agreement") and RS ("RS Sub-Advisory Agreement") with respect to the Trust.  Please refer to Exhibit A for the GIM Sub-Advisory Agreement, Exhibit B for the LMCG Sub-Advisory Agreement and Exhibit C for the RS Sub-Advisory Agreement.  Pursuant to the Order, shareholder approval is not required for the New Sub-Advisory Agreements because the New Sub-Advisers are not affiliated with JNAM.

Upon the replacement of Eagle as Sub-Adviser, effective September 21, 2015, the name of the Fund will change as follows:

Prior Fund Name	New Fund Name
JNL/Eagle Small Cap Equity Fund	JNL Multi-Manager Small Cap Growth Fund

The investment objectives and policies for the JNL Multi-Manager Small Cap Growth Fund will be as follows:

Investment Objective.  The investment objective of the JNL Multi-Manager Small Cap Growth Fund is long-term capital appreciation.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its total net assets in a variety of small cap growth strategies managed by unaffiliated investment managers ("Sub-Advisers"). Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund's assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC ("JNAM" or "Adviser") is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides a qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund's investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM's ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

GIM Small Cap Advantage Strategy

Granahan Investment Management, Inc. ("GIM") constructs the strategy by blending two of their unique strategies, Small Cap Focused Growth strategy and Small Cap Discoveries strategy.

Both GIM strategies utilize rigorous bottom-up fundamental research. GIM's Small Cap Focused Growth strategy is grounded in the belief that superior long term returns are best achieved by focusing on smaller companies that are poised to grow at 15% or more, and using a strict methodology to own the stocks of these sustainable growth companies when risk/reward is attractive.

Within this philosophy GIM's Small Cap Focused Growth strategy seeks to own companies with large open-ended opportunities, a favorable competitive landscape and products or services providing a significant value proposition to the customer.

The Small Cap Discoveries strategy believes that the small/micro cap market has a skewed distribution of returns where a small but meaningful number of high-performing stocks drive the return of the benchmark. These high-performing stocks range from hyper-growth companies to companies that have sorely disappointed investors in the past. GIM's disciplined, fundamental, bottom-up research process identifies strong earnings growth potential in companies that may or may not have a history of strong growth. The result is a portfolio with the optimum combination of emerging growth prospects and stocks of well-positioned companies struggling under negative investor sentiment that together may achieve excess returns while limiting losses.

LMCG Small Cap Growth Strategy

LMCG Investments, LLC ("LMCG") identifies unrecognized growth potential through bottom-up fundamental research accomplished by industry-specific screening models and in-depth knowledge of driving forces affecting those companies.

Under normal circumstances, the LMCG Small Cap Growth strategy invests in common stocks and other equity securities of small-cap companies. Market capitalization of securities purchased in the LMCG Small Cap Growth strategy generally fall within the range of the Russell 2000 Growth Index at time of purchase. The LMCG Small Cap Growth strategy seeks to achieve above average risk-adjusted returns by identifying unrecognized growth potential. The LMCG Small Cap Growth strategy utilizes a fundamental bottom-up security selection process to identify characteristics such as: revenue growth, margin expansion, surprise potential and strong balance sheets.

The Fund may also invest in real estate investment trusts ("REITs"), exchange-traded funds ("ETFs"), and foreign securities through depositary receipts.

RS Investments Custom Growth Strategy

RS Investment Management Co. LLC ("RS") constructs the strategy by weighting 50% of its assets to the RS Small Cap Growth strategy and 50% of its assets to the RS Small-Mid Cap Growth strategy.

The RS Small Cap Growth strategy invests principally in small-capitalization companies. RS considers a company to be a small-capitalization company if its market capitalization (at the time of purchase) is either up to $3 billion or 120% of the market capitalization of the largest company included in the Russell 2000® Index on the last day of the most recent quarter (currently, approximately $9.0 billion, based on the size of the largest company in the Index on March 31, 2015), whichever is greater. The RS Small Cap Growth strategy typically invests most of its assets in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities.

The RS Small-Mid Cap Growth strategy typically invests in a portfolio of small- and mid-capitalization growth-orientated companies. The RS Small-Mid Cap Growth strategy invests principally in equity securities of companies with market capitalizations (at the time of purchase) of either up to $8 billion or 120% of the market capitalization of the largest company included in the Russell 2500® Index on the last day of the most recent quarter (currently, approximately $31.1 billion, based on the size of the largest company in the Index on March 31, 2015), whichever is greater. The strategy may hold investments in companies whose market capitalizations fall outside of the preceding parameters due to changes in values of those companies after the strategy's purchase of their securities. The RS Small-Mid Cap Growth strategy typically invests most of if its assets in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities.

With respect to the RS Investments Custom Growth strategy, the RS investment team employs both fundamental analysis and quantitative screening in seeking to identify companies that the investment team believes will produce sustainable earnings growth over a multi-year horizon.  Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams.  Valuation is an integral part of the investment process and purchase decisions are based on the investment team's expectation of the potential reward relative to risk of each security based in part on the investment team's proprietary earnings calculations.

JNAM also may choose to allocate the Fund's assets to additional strategies in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund's cash and short-term instruments.

The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM's allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy's expected returns, volatility, correlation, and contribution to the Fund's overall risk profile. The Fund may invest in securities and other financial instruments of companies of any market capitalization. The Fund may invest in securities and other financial instruments available in and which have exposure to both U.S. and non-U.S. markets, including emerging markets, which can be U.S. dollar-denominated or non-U.S. dollar-denominated and may be currency hedged or un-hedged.

The Fund may invest in a variety of equity securities, including common stock, preferred stock, rights and warrants to purchase common stock, depositary receipts, securities convertible into common and preferred stock and non-convertible preferred stock.

The Fund may invest in other pooled investment vehicles, including other investment companies, European registered investment funds ("UCITS"), real estate investment trusts ("REITs"), private investment funds, and partnership interests, including master limited partnerships ("MLPs"). A private investment fund is a type of financial investment company that is generally exempt from federal securities regulations and laws and has either less than 100 investors or where its member investors have substantial funds invested elsewhere.

Consistent with the Fund's objectives, the Fund may from time to time purchase derivative securities, such as forward currency contracts and currency futures and options, to, among other reasons, manage foreign currency exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner.  The Fund may invest in derivative instruments that combine features of these instruments or are developed from time to time. The Fund expects to utilize contracts for difference, swap agreements and other derivative instruments to maintain a significant portion of its long and short positions. The Fund may seek to gain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as repurchase agreements, reverse repurchase agreements or dollar rolls). The Fund may (but is not required to) invest in derivatives, including put and call options, futures, forward contracts and swaps, in lieu of investing directly in a security, currency or instrument, for hedging and non-hedging purposes.

With the change in Sub-Adviser from Eagle to the New Sub-Advisers, the investment objective of the Fund will not change.

For a more detailed comparison of the changes made to the Fund's prospectus due to the change in Sub-Adviser, please refer to Exhibit D.

The following descriptions of the New Sub-Advisory Agreements are qualified by the New Sub-Advisory Agreements attached as Exhibits A, B, C and D.

The GIM Sub-Advisory Agreement provides that it will remain in effect for its initial term and thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance, at least annually.  The GIM Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, on sixty days' written notice by JNAM or GIM.  The GIM Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The GIM Sub-Advisory Agreement generally provides that GIM, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the Funds or their directors, officers, employees, agents or affiliates for any act, omission, error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of GIM's duties under the GIM Sub-Advisory Agreement or its failure to perform due to events beyond its reasonable control, except for a loss resulting from willful malfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the GIM Sub-Advisory Agreement.  There are no material differences between the Investment Sub-Advisory Agreements of Eagle and GIM.

The LMCG Sub-Advisory Agreement provides that it will remain in effect for its initial term and thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance, at least annually.  The LMCG Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, on sixty (60) days' written notice by the Trust, JNAM or LMCG.  The LMCG Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The LMCG Sub-Advisory Agreement generally provides that LMCG, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the Funds or their directors, officers, employees, agents or affiliates for any act, omission, error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of LMCG's duties under the LMCG Sub-Advisory Agreement or its failure to perform due to events beyond its reasonable control, except for a loss resulting from willful malfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the LMCG Sub-Advisory Agreement. There are no material differences between the Investment Sub-Advisory Agreements of Eagle and LMCG.

The RS Sub-Advisory Agreement provides that it will remain in effect for its initial term and thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance, at least annually.  The RS Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of each Fund, on sixty (60) days' written notice by the Trust, JNAM or RS.  The RS Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The RS Sub-Advisory Agreement generally provides that RS, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the Funds or their directors, officers, employees, agents or affiliates for any act, omission, error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of RS's duties under the RS Sub-Advisory Agreement or its failure to perform due to events beyond its reasonable control, except for a loss resulting from willful malfeasance or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the RS Sub-Advisory Agreement.  There are no material differences between the Investment Sub-Advisory Agreements of Eagle and RS.

The change in Sub-Adviser will not increase the management fees to be paid by the Fund.   The Fund currently pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/Eagle Small Cap Equity Fund
Advisory Rates Before the Change in Sub-Adviser
Net Assets	Rate
$0 to $100 million	.75%
$100 million to $500 million	.70%
Over $500 million	.65%

After the change, the Fund will pay JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL Multi-Manager Small Cap Growth Fund
Advisory Rates After the Change in Sub-Adviser
Net Assets	Rate
$0 to $100 million	.75%
$100 million to $500 million	.70%
Over $500 million	.65%

JNAM is responsible for paying all Sub-Advisers out of its own resources.  Under the New Sub-Advisory Agreements, the sub-advisory fee schedule is slightly greater than the sub-advisory fee schedule used to compensate Eagle for the first $300 million in net assets and equal to the sub-advisory fee schedule used to compensate Eagle for net assets over $300 million.  The following table sets forth the aggregate fee paid to Eagle and the amount paid as a percentage of the Fund's average daily net assets, both for the year ended December 31, 2014.

Fund	Sub-Adviser	Aggregate Fee Paid to Sub-Adviser
		Dollar Amount	As a percentage of Average Daily Net Assets as of December 31, 2014
JNL/Eagle Small Cap Equity Fund	Eagle	$6,100,826	0.40%

The following table sets forth the aggregate fee that would have been paid to the New Sub-Advisers and the amount that would have been paid as a percentage of the Fund's average daily net assets, both for the year ended December 31, 2014, if the New-Subadvisory Agreements has been in effect during that period.  The pro forma sub-advisory fees paid to the New Sub-Advisers would have been 0.5% more than the actual fees paid to Eagle.

Fund	Co-Sub-Advisers	Aggregate Fees Paid to Sub-Advisers
		Dollar Amount	As a percentage of Average Daily Net Assets as of December 31, 2014
JNL Multi-Manager Small Cap Growth Fund	GIM LMCG RS	$6,131,759	0.41%

The following table sets forth the aggregate amount of management fees paid by the Fund to the Adviser for the year ended December 31, 2014. The pro forma aggregate amount of management fees paid to the Adviser would have been the same had the change of sub-advisers occurred during the applicable period.

Fund Name	Actual Fees
JNL/Eagle Small Cap Equity Fund	$10,132,586

III.  Description and Control of the New Sub-Advisers

GIM is located at 404 Wyman St., Suite 460, Waltham MA 02451.  GIM is 100% employee owned with 5 shareholders owning 10% or more: John J. Granahan (25%), Jane M. White (25%), Gary C. Hatton (25%), Robert F. Granahan (12%) and Brian S. Granahan (11%). All of the owners are based at GIM's headquarters in Waltham, Massachusetts.

As the Sub-Adviser to the Fund, GIM will provide the Fund with investment research, advice and supervision, and manage the Fund's portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities, as set forth in the supplement to the Fund's Prospectus dated September 21, 2015.  The principal risks of investing in the Fund will also be listed in the supplement to the Fund's Prospectus dated September 21, 2015 under the heading "Principal Risks of Investing in the Fund."

As of July [17], 2015 [to be updated], no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of GIM, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in GIM or any other entity controlling, controlled by or under common control with GIM. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2014, the beginning of the Trust's most recently completed fiscal year, or in any material proposed transactions, to which GIM, any parent or subsidiary of GIM, or any subsidiary of the parent of such entities was or is to be a party.

LMCG is located at 200 Clarendon Street, 28th Floor, Boston, MA 02116. LMCG is majority-owned by Convergent Capital Management, LLC ("CCM"). CCM is a subsidiary of City National Corporation, a publicly held financial services company and bank, located at 400 North Roxbury Drive, Beverly Hills, CA 90210.  Lee Paul Munder (through Rednum Family Investments, LP, 422 Sunset Road, West Palm Beach, FL 33401) currently owns, directly or indirectly, more than 10% of LMCG.

As the Sub-Adviser to the Fund, LMCG will provide the Fund with investment research, advice and supervision, and manage the Fund's portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities, as set forth in the supplement to the Fund's Prospectus dated September 21, 2015.  The principal risks of investing in the Fund will also be listed in the supplement to the Fund's Prospectus dated September 21, 2015 under the heading "Principal Risks of Investing in the Fund."

As of July [17], 2015 [to be updated], no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of LMCG, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in LMCG or any other entity controlling, controlled by or under common control with LMCG. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2014, the beginning of the Trust's most recently completed fiscal year, or in any material proposed transactions, to which LMCG, any parent or subsidiary of LMCG, or any subsidiary of the parent of such entities was or is to be a party.

RS is located at One Bush Street, Suite 900, San Francisco, CA 94104. RS Investments is a registered investment adviser and majority-owned subsidiary of The Guardian Life Insurance Company of America. The Guardian Life Insurance Company of America is located at 7 Hanover Square, New York, NY 10004.

As the Sub-Adviser to the Fund, RS will provide the Fund with investment research, advice and supervision, and manage the Fund's portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities, as set forth in the supplement to the Fund's Prospectus dated September 21, 2015.  The principal risks of investing in the Fund will also be listed in the supplement to the Fund's Prospectus dated September 21, 2015 under the heading "Principal Risks of Investing in the Fund."

As of July [17], 2015 [to be updated], no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of RS, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in RS or any other entity controlling, controlled by or under common control with RS. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2014, the beginning of the Trust's most recently completed fiscal year, or in any material proposed transactions, to which RS, any parent or subsidiary of RS, or any subsidiary of the parent of such entities was or is to be a party.

JNL Multi-Manager Small Cap Growth Fund

The JNL Multi-Manager Small Cap Growth Fund will be managed on a team basis.  The individual members of the team who will be primarily responsible for the day-to-day management of the JNL Multi-Manager Small Cap Growth Fund's portfolio are:

●	Gary Hatton, CFA, GIM
●	Andrew Beja, CFA, GIM
●	Andrew Morey, CFA, LMCG
●	Stephen J. Bishop, RS
●	Melissa Chadwick-Dunn, RS
●	Christopher W. Clark, CFA, RS
●	D. Scott Tracy, CFA, RS

Executive/Principal Officers of the New Sub-Advisers:

Granahan Investment Management, Inc.
Officer Name	Title
Jane M. White	President and Chief Executive Officer 404 Wyman St. Waltham, MA 02451
Gary C. Hatton, CFA	Chief Investment Officer 404 Wyman St. Waltham, MA 02451
Brian S. Granahan, CFA	Chief Operating Officer and Chief Compliance Officer 404 Wyman St. Waltham, MA 02451

LMCG Investments LLC

Officer Name	Title
Kenneth L. Swan LMCG Investments, LLC 200 Clarendon Street Boston, MA 02116	Board Member and Chief Executive Officer, LMCG
R. Todd Vingers LMCG Investments, LLC 200 Clarendon Street Boston, MA 02116	Board Member and Managing Director, Value Equities, LMCG
Lee P. Munder 422 Sunset Road West Palm Beach, FL 33401	Board Member, Managing Partner, Rednum Investments, LP
Richard S. Gershen City National Bank 400 North Roxbury Drive Beverly Hills, CA 90210	Board Member, Executive Vice President, City National Bank
William J. Freeman City National Bank 400 North Roxbury Drive Beverly Hills, CA 90210	Board Member, Senior Vice President, City National Bank

RS Investment Management Co. LLC

Officer Name*	Title
Matthew H. Scanlan	Chief Executive Officer & Director
Bryan S. Tutor	Chief Operating Officer
Nina Gupta	General Counsel
Jonathan T. Fayman	Chief Financial Officer
Randall S. Hegarty	Chief Compliance Officer
Deanna M. Mulligan	Chairman & Director
Marc Costantini	Director
Scott D. Dolfi	Director
Deborah L. Duncan	Director
Thomas G. Sorell	Director
*The principal mailing address of each officer is One Bush Street, Suite 900, San Francisco, California 94104.

IV.  Other Investment Companies Advised by the New Sub-Advisers

GIM currently acts as adviser to the Vanguard Explorer Fund, USAA Small Cap Stock Fund and the Vanguard Variable Annuity Small Company Growth Fund (the "comparable GIM Funds"), which has similar investment objectives and policies to those of the Fund. As of December 31, 2014, the comparable GIM Funds had $1,791 million, $308 million, and $847 million, respectively, in net assets. As of December 31, 2014, the comparable GIM Funds paid GIM a management fee of 0.22% plus/minus a fulcrum incentive fee, 0.52% and 0.20% plus/minus a fulcrum incentive fee, respectively, of net assets.

LMCG currently acts as adviser to the Aston/LMCG Small Cap Growth Fund (the "comparable LMCG Fund"), which has similar investment objectives and policies to those of the Fund. As of December 31, 2014, the comparable fund had $68,802,391 in net assets. Pursuant to the financial arrangement with the LMCG/Aston Small Growth Fund, the sub advisor and the sponsor share in the management fee and fund expenses. LMCG's realized fee is currently estimated at 44bps.

RS does not currently act as adviser or sub-adviser to any other registered investment companies having similar investment objectives and policies as those of the Fund.

V.  Evaluation by the Board of Trustees

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund's sub-advisory agreements.

At a meeting on June 2-3, 2015, the Board, including all of the Independent Trustees, considered information relating to the New Sub-Advisory Agreements.  In advance of the meetings, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the New Sub-Advisory Agreements.  The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration.  At the conclusion of the Board's discussions, the Board approved the New Sub-Advisory Agreements through September 30, 2016.

In reviewing the New Sub-Advisory Agreements and considering the information, the Board was advised by outside independent legal counsel.  The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided, (2) the investment performance of the Fund, (3) cost of services of the Fund, (4) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows, and (5) other benefits that may accrue to the New Sub-Advisers through their relationship with the Trust. In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board's decision to approve the Agreements.

Before approving the New Sub-Advisory Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the New Sub-Advisers and to consider the terms of the New Sub-Advisory Agreements. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the New Sub-Advisory Agreements are in the best interests of the shareholders of the Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by the New Sub-Advisers.

For the Fund, the Board considered the investment sub-advisory services to be provided by each Sub-Adviser. The Board noted JNAM's evaluation of the New Sub-Advisers, as well as JNAM's recommendations, based on its review of the New Sub-Advisers, to approve the New Sub-Advisory Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of the New Sub-Advisers' portfolio managers who would be responsible for the day-to-day management of the Fund. The Board reviewed information pertaining to each Sub-Adviser's organizational structure, senior management, financial stability, investment operations, and other relevant information pertaining to each Sub-Adviser. The Board considered compliance reports about the New Sub-Advisers from the Trust's Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent and quality of the services to be provided by each Sub-Adviser under the applicable New Sub-Advisory Agreement.

Performance

The Board reviewed the performance of the New Sub-Advisers' investment mandates with a similar investment strategy to that of the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Agreements.

Costs of Services

The Board reviewed the fees to be paid to each of the New Sub-Advisers.  For the Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by the New Sub-Advisers to similar clients, if any.  The Board also noted that JNAM does not manage any institutional accounts with which the Fund's fees could be compared.  While the Board considered the Fund's sub-advisory fees and compared them to the average sub-advisory fees for other funds similar in size, character and investment strategy (the "peer group"), the Board noted that the Fund's sub-advisory fee(s) would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund's total expense ratio.

The Board considered that the Fund's proposed sub-advisory fees are lower than the peer group average. The Board concluded that the sub-advisory fees are in the best interests of the Fund and its shareholders in light of the services to be provided.

Economies of Scale

The Board considered whether the Fund's advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders.  Based on information provided by JNAM and the New Sub-Advisers, the Board noted that the fee arrangement for the Fund contains breakpoints that decrease the fee rate as assets increase.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to the New Sub-Advisers through their relationship with the Fund, the Board noted that each Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Fund's assets and may also develop additional investment advisory business with JNAM, the Fund or other clients of the Sub-Adviser as a result of its relationship with the Fund.

In light of all the facts noted above, the Board concluded that it would be fair, reasonable and in the best interests of the Fund and its shareholders to approve the New Sub-Advisory Agreements.

VI.  Additional Information

Ownership Of The Fund

As of July 17, 2015 [to be updated], there were issued and outstanding the following number of shares for the Fund:

Fund	Shares Outstanding
JNL/Eagle Small Cap Equity Fund (Class A)
JNL/Eagle Small Cap Equity Fund (Class B)

As of July [17], 2015 [to be updated], the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

Because the shares of the Fund are sold only to Jackson, Jackson National Life Insurance Company of New York ("Jackson NY"), certain affiliated funds organized as fund-of-funds, and certain qualified retirement plans, Jackson, through its separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Fund.

As of July 17, 2015 [to be updated], the following persons beneficially owned more than 5% of the shares of the Fund indicated below:

Fund	Name and Address	Amount of Ownership	Percentage of Shares owned
JNL/Eagle Small Cap Equity Fund (Class A)

JNL/Eagle Small Cap Equity Fund (Class B)

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant separate accounts.  As noted above, Variable Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts.  To the knowledge of management of the Trust, as of July 17, 2015 [to be updated], the following person(s) have been deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.

Fund	Name and Address	Amount of Beneficial Interest	Percentage of Shares Outstanding
JNL/Eagle Small Cap Equity Fund (Class A)

JNL/Eagle Small Cap Equity Fund (Class B)

Fund Transactions And Brokerage for the Trust

During the period ended December 31, 2014, the JNL/Eagle Small Cap Equity Fund paid 3.27% in commissions to affiliated broker-dealer Raymond James & Associates, Inc.

During the period ended December 31, 2014, the JNL/Eagle Small Cap Equity Fund paid $1,512,692 in administration fees and $3,023,181 in 12b-1 fees to the Adviser and/or its affiliated persons.  The Board approved an amendment to the investment advisory contract and these services will continue.

VII.  Other Matters

The Trust will furnish, without charge, a copy of the Trust's annual report for the fiscal year ended December 31, 2014, a copy of the Trust's semi-annual report for the period ended June 30, 2014, or a copy of the Trust's prospectus and statement of additional information to any shareholder upon request.  To obtain a copy, please call 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or writing the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.  JNAM is a wholly owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  JNAM also serves as the Trust's Administrator.  JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly owned subsidiary of Jackson. JNLD is located at 7601 Technology Way, Denver, Colorado 80237.

The Trust is not required to hold annual meetings of shareholders, and, therefore, it cannot be determined when the next meeting of shareholders will be held.  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the preparation, printing and distribution of this Information Statement will be paid by JNAM.

Exhibit A

Investment Sub-Advisory Agreement Between Jackson National Asset Management, LLC, Granahan Investment Management, Inc.

[to be updated]

A-1

Exhibit B

Investment Sub-Advisory Agreement Between Jackson National Asset Management, LLC, LMCG Investments, LLC

[to be updated]

B-1

Exhibit C

Investment Sub-Advisory Agreement Between Jackson National Asset Management, LLC, RS Investment Management Co. LLC

[to be updated]

C-1

Exhibit D

Comparison of the JNL/Eagle SmallCap Equity Fund
and the JNL Multi-Manager Small Cap Growth Fund

D-1

Summary Prospectus

JNL Multi-Manager Small Cap Growth Fund
(formerly, JNL/Eagle SmallCap Equity Fund)
Class A and B

Investment Objective.  The investment objective of the Fund is long-term capital appreciation.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.67%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses[1]	0.10%
Total Annual Fund Operating Expenses	0.97%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class B
Management Fee	0.67%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.10%
Total Annual Fund Operating Expenses	0.77%
1 "Other Expenses" include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$99	$309	$536	$1,190

Class B
1 year	3 years	5 years	10 years
$79	$246	$428	$954

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund's performance.

Period	Class A
1/1/2014 – 12/31/2014	46%

Period	Class B
1/1/2014 – 12/31/2014	46%

Principal Investment Strategies.   The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its total net assets in a variety of small cap growth strategies managed by unaffiliated investment managers ("Sub-Advisers"). Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund's assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC ("JNAM" or "Adviser") is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides a qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund's investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM's ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each strategy, but the Sub-Advisers may also implement other investment strategies in keeping with the strategy's objective.

GIM Small Cap Advantage Strategy

Granahan Investment Management, Inc. ("GIM") constructs the strategy by blending two of their unique strategies, Small Cap Focused Growth strategy and Small Cap Discoveries strategy.

Both GIM strategies utilize rigorous bottom-up fundamental research. GIM's Small Cap Focused Growth strategy is grounded in the belief that superior long term returns are best achieved by focusing on smaller companies that are poised to grow at 15% or more, and using a strict methodology to own the stocks of these sustainable growth companies when risk/reward is attractive.

Within this philosophy GIM's Small Cap Focused Growth strategy seeks to own companies with large open-ended opportunities, a favorable competitive landscape and products or services providing a significant value proposition to the customer.

The Small Cap Discoveries strategy believes that the small/ micro cap market has a skewed distribution of returns where a small but meaningful number of high-performing stocks drive the return of the benchmark. These high-performing stocks range from hyper-growth companies to companies that have sorely disappointed investors in the past. GIM's disciplined, fundamental, bottom-up research process identifies strong earnings growth potential in companies that may or may not have a history of strong growth. The result is a portfolio with the optimum combination of emerging growth prospects and stocks of well-positioned companies struggling under negative investor sentiment that together may achieve excess returns while limiting losses.

LMCG Small Cap Growth Strategy

LMCG Investments, LLC ("LMCG") identifies unrecognized growth potential through bottom-up fundamental research accomplished by industry-specific screening models and in-depth knowledge of driving forces affecting those companies.

Under normal circumstances, the LMCG Small Cap Growth strategy invests in common stocks and other equity securities of small-cap companies. Market capitalization of securities purchased in the LMCG Small Cap Growth strategy  generally fall within the range of the Russell 2000 Growth Index at time of purchase. The LMCG Small Cap Growth strategy seeks to achieve above average risk-adjusted returns by identifying unrecognized growth potential. The LMCG Small Cap Growth strategy utilizes a fundamental bottom-up security selection process to identify characteristics such as: revenue growth, margin expansion, surprise potential and strong balance sheets.

The Fund may also invest in real estate investment trusts ("REITs"), exchange-traded funds ("ETFs"), and foreign securities through depositary receipts.

RS Investments Custom Growth Strategy

RS Investment Management Co. LLC ("RS") constructs the strategy by weighting 50% of its assets to the RS Small Cap Growth strategy and 50% of its assets to the RS Small-Mid Cap Growth strategy.

The RS Small Cap Growth strategy invests principally in small-capitalization companies. RS considers a company to be a small-capitalization company if its market capitalization (at the time of purchase) is either up to $3 billion or 120% of the market capitalization of the largest company included in the Russell 2000® Index on the last day of the most recent quarter (currently, approximately $9.0 billion, based on the size of the largest company in the Index on March 31, 2015), whichever is greater. The RS Small Cap Growth strategy typically invests most of its assets in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities.

The RS Small-Mid Cap Growth strategy typically invests in a portfolio of small- and mid-capitalization growth-orientated companies. The RS Small-Mid Cap Growth strategy invests principally in equity securities of companies with market capitalizations (at the time of purchase) of either up to $8 billion or 120% of the market capitalization of the largest company included in the Russell 2500® Index on the last day of the most recent quarter (currently, approximately $31.1 billion, based on the size of the largest company in the Index on March 31, 2015), whichever is greater. The strategy may hold investments in companies whose market capitalizations fall outside of the preceding parameters due to changes in values of those companies after the strategy's purchase of their securities. The RS Small-Mid Cap Growth strategy typically invests most of if its assets in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities.

With respect to the RS Investments Custom Growth strategy, the RS investment team employs both fundamental analysis and quantitative screening in seeking to identify companies that the investment team believes will produce sustainable earnings growth over a multi-year horizon.  Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams.  Valuation is an integral part of the investment process and purchase decisions are based on the investment team's expectation of the potential reward relative to risk of each security based in part on the investment team's proprietary earnings calculations.

JNAM also may choose to allocate the Fund's assets to additional strategies in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund's cash and short-term instruments.

The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM's allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy's expected returns, volatility, correlation, and contribution to the Fund's overall risk profile. The Fund may invest in securities and other financial instruments of companies of any market capitalization. The Fund may invest in securities and other financial instruments available in and which have exposure to both U.S. and non-U.S. markets, including emerging markets, which can be U.S. dollar-denominated or non-U.S. dollar-denominated and may be currency hedged or un-hedged.

The Fund may invest in a variety of equity securities, including common stock, preferred stock, rights and warrants to purchase common stock, depositary receipts, securities convertible into common and preferred stock and non-convertible preferred stock.

The Fund may invest in other pooled investment vehicles, including other investment companies, European registered investment funds ("UCITS"), real estate investment trusts ("REITs"), private investment funds, and partnership interests, including master limited partnerships ("MLPs"). A private investment fund is a type of financial investment company that is generally exempt from federal securities regulations and laws and has either less than 100 investors or where its member investors have substantial funds invested elsewhere.

Consistent with the Fund's objectives, the Fund may from time to time purchase derivative securities, such as forward currency contracts and currency futures and options, to, among other reasons, manage foreign currency exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner.  The Fund may invest in derivative instruments that combine features of these instruments or are developed from time to time. The Fund expects to utilize contracts for difference, swap agreements and other derivative instruments to maintain a significant portion of its long and short positions. The Fund may seek to gain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as repurchase agreements, reverse repurchase agreements or dollar rolls). The Fund may (but is not required to) invest in derivatives, including put and call options, futures, forward contracts and swaps, in lieu of investing directly in a security, currency or instrument, for hedging and non-hedging purposes.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund.

•
Allocation risk – The Fund's ability to achieve its investment objective depends upon the investment manager's analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations, and its ability to select an appropriate mix of asset classes and Underlying Funds based on its analysis of such factors.  The Fund is subject to the risk of changes in market and economic conditions in the selection and percentages of allocations among Underlying Funds.

•
Currency risk – Investments in foreign currencies and in securities that trade, or receive revenues, in or in derivatives that provide exposure to, foreign currencies are subject to the risk that those currencies may decline in value or, in the case of hedging positions, that the currency will decline in value relative to the currency being hedged. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•
Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  Derivatives also are subject to liquidity risk, interest rate risk, market risk, counterparty risk, credit risk and management risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index.

•
Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa.  Investments in emerging market and less developed countries are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets.  Investments in emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries.  The Fund also will be subject to the risk of adverse foreign currency rate fluctuations.  As a result of these risks, investments in emerging market securities tend to be more volatile than investments in developed countries.

•
Equity securities risk – Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile, and equity securities generally have greater price volatility than fixed income securities.  The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliated entities.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  The Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as, the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund's expenses and may limit the Fund's performance.

•
Foreign securities risk – These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Such events may adversely affect the value of securities issued by companies in foreign countries or regions.  This risk is especially high in emerging markets. In addition, the economies of certain foreign markets may not compare favorably with the economy of the U.S. with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.  There may be less publicly available information and more volatile or less liquid markets.

•
Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.  Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading.  To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

•
Managed portfolio risk – As an actively managed portfolio, the value of the Fund's investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager's investment techniques could fail to achieve the Fund's investment objective or negatively affect the Fund's investment performance.

•
Market risk – All forms of securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•
Real estate investment risk – Real estate is affected by general economic conditions and legal, cultural or technological developments. When growth is slowing, demand for property decreases and prices may decline.  Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management.

•	Small cap investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund.  The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2009): 21.25%; Worst Quarter (ended 12/31/2008): -28.90%

Class B

Best Quarter (ended 6/30/2009): 21.33%; Worst Quarter (ended 12/31/2008): -28.83%

Average Annual Total Returns as of December 31, 2014
	1 year	5 year	10 year
JNL Multi-Manager Small Cap Growth Fund (Class A)	2.80%	15.15%	8.85%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	5.60%	16.80%	8.54%

Average Annual Total Returns as of December 31, 2014
	1 year	5 year	10 year
JNL Multi-Manager Small Cap Growth Fund (Class B)	3.04%	15.38%	9.07%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	5.60%	16.80%	8.54%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Adviser s :
Granahan Investment Management, Inc. ("GIM")
LMCG Investments, LLC ("LMCG")
RS Investment Management Co. LLC ("RS")

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
William Harding	September 2015	Senior Vice President, Chief Investment Officer and Portfolio Manager (JNAM)
Sean Hynes	September 2015	Portfolio Manager (JNAM)
Mark Pliska, CFA	September 2015	Portfolio Manager (JNAM)
Gary Hatton, CFA	September 2015	Managing Director, Chief Investment Officer (GIM)
Andrew Beja, CFA	September 2015	Portfolio Manager (GIM)
Andrew Morey, CFA	September 2015	Managing Director, Growth Equities (LMCG)
Stephen J. Bishop	September 2015	Co-Portfolio Manager (RS)
Melissa Chadwick-Dunn	September 2015	Co-Portfolio Manager (RS)
Christopher W. Clark, CFA	September 2015	Co-Portfolio Manager (RS)
D. Scott Tracy, CFA	September 2015	Co-Portfolio Manager (RS)

Purchase and Redemption of Fund Shares
Only separate accounts and qualified plans of Jackson National Life Insurance Company ("Jackson") or Jackson National Life Insurance Company of New York ("Jackson NY") and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund or through a qualified plan in which you are a participant.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account or plan through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity or life insurance contracts and retirement plans.

Tax Information
The Fund's shareholders are separate accounts and qualified plans of Jackson or Jackson NY and mutual funds owned directly or indirectly by them.  Accordingly, the Fund's dividends and other distributions are not taxable to you, the contract owner or plan participant, and no discussion is included about the Federal personal income tax consequences to you.  For this information, you should consult the prospectus of the appropriate separate account or description of the plan and read the discussion therein of those consequences.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Website for more information.

JNL Multi-Manager Small Cap Growth Fund
(formerly, JNL/Eagle SmallCap Equity Fund)
Class A and B

Investment Objective.  The investment objective of the JNL Multi-Manager Small Cap Growth Fund is long-term capital appreciation.

Principal Investment Strategies.  The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its total net assets in a variety of small cap growth strategies managed by unaffiliated investment managers ("Sub-Advisers"). Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund's assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC ("JNAM" or "Adviser") is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides a qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund's investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM's ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each strategy, but the Sub-Advisers may also implement other investment strategies in keeping with the strategy's objective.

GIM Small Cap Advantage Strategy

Granahan Investment Management, Inc. ("GIM") constructs the strategy by blending two of their unique strategies, Small Cap Focused Growth strategy and Small Cap Discoveries strategy.

Both GIM strategies utilize rigorous bottom-up fundamental research. GIM's Small Cap Focused Growth strategy is grounded in the belief that superior long term returns are best achieved through a select portfolio of smaller companies that are poised to grow at 15% or more.  Fundamental company analysis is subsequently combined with a strict valuation discipline centered on a stock's expected return and risk/reward, with particular emphasis on minimizing the downside of the risk/reward equation.  Within this philosophy, GIM's Small Cap Focused Growth strategy seeks to own companies with large open-ended opportunities, a favorable competitive landscape, products or services providing a significant value proposition to the customer, and that have strong balance sheets.

The Small Cap Discoveries strategy believes that the small/micro cap market is an inefficient segment of the overall market with a skewed distribution of returns where a small but meaningful number of high-performing stocks drive the return of the benchmark. These high-performing stocks range from hyper-growth companies to companies that have sorely disappointed investors in the past. GIM's disciplined, fundamental, bottom-up research process identifies strong earnings growth potential in companies that may or may not have a history of strong growth. The end result is a portfolio with the optimum combination of emerging growth prospects and stocks of well-positioned companies struggling under negative sentiment that together may achieve excess returns while limiting losses.

As part of a disciplined portfolio construction process, at GIM, every company in the portfolio is placed into one of three investment categories: Core Growth, Pioneer and Special Situation. These LifeCycle categories each have different performance drivers so provide true diversification and help mitigate risk in the portfolio.

LMCG Small Cap Growth Strategy

LMCG Investments, LLC ("LMCG") identifies unrecognized growth potential through bottom-up fundamental research accomplished by industry-specific screening models and in-depth knowledge of driving forces affecting those companies.

Under normal circumstances, the LMCG Small Cap Growth strategy invests in common stocks and other equity securities of small-cap companies. Market capitalization of securities purchased in the LMCG Small Cap Growth strategy generally fall within the range of the Russell 2000 Growth Index at time of purchase. The LMCG Small Cap Growth seeks to achieve above average risk-adjusted returns by identifying unrecognized growth potential. The LMCG Small Cap Growth utilizes a fundamental bottom-up security selection process to identify characteristics such as: revenue growth, margin expansion, surprise potential and strong balance sheets. The focus of the fundamental research process is to confirm that the growth is durable and sustainable, as well as to conduct due diligence on the key drivers of each security. The final step in the process applies a valuation framework to each security that meets the criteria of the fundamental research process.

The Fund may also invest in real estate investment trusts ("REITs"), exchange-traded funds ("ETFs"),  and  foreign securities through depositary receipts.

To manage risk, the LMCG Small Cap Growth limits position sizes, employs a strategy of diversification, and adheres to a structured sell discipline based on fundamental drivers and company valuations.

RS Investments Custom Growth Strategy

RS Investment Management Co. LLC ("RS") constructs the strategy by weighting 50% of its assets to the RS Small Cap Growth strategy and 50% of its assets to the RS Small-Mid Cap Growth strategy.

The RS Small Cap Growth strategy invests principally in small-capitalization companies. RS considers a company to be a small-capitalization company if its market capitalization (at the time of purchase) is either up to $3 billion or 120% of the market capitalization of the largest company included in the Russell 2000® Index on the last day of the most recent quarter (currently, approximately $9.0 billion, based on the size of the largest company in the Index on March 31, 2015), whichever is greater. The RS Small Cap Growth strategy typically invests most of its assets in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities.

The RS Small-Mid Cap Growth strategy typically invests in a portfolio of small- and mid-capitalization growth-orientated companies. The RS Small-Mid Cap Growth strategy invests principally in equity securities of companies with market capitalizations (at the time of purchase) of either up to $8 billion or 120% of the market capitalization of the largest company included in the Russell 2500® Index on the last day of the most recent quarter (currently, approximately $31.1 billion, based on the size of the largest company in the Index on March 31, 2015), whichever is greater. The strategy may hold investments in companies whose market capitalizations fall outside of the preceding parameters due to changes in values of those companies after the strategy's purchase of their securities. The RS Small-Mid Cap Growth strategy typically invests most of if its assets in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities.

With respect to the RS Investments Custom Growth strategy, the RS investment team employs both fundamental analysis and quantitative screening in seeking to identify companies that the investment team believes will produce sustainable earnings growth over a multi-year horizon. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams. Valuation is an integral part of the investment process and purchase decisions are based on the investment team's expectation of the potential reward relative to risk of each security based in part on the investment team's proprietary earnings calculations.

JNAM also may choose to allocate the Fund's assets to additional strategies in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund's cash and short-term instruments.

The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM's allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy's expected returns, volatility, correlation, and contribution to the Fund's overall risk profile. The Fund may invest in securities and other financial instruments of companies of any market capitalization. The Fund may invest in securities and other financial instruments available in and which have exposure to both U.S. and non-U.S. markets, including emerging markets, which can be U.S. dollar-denominated or non-U.S. dollar-denominated and may be currency hedged or un-hedged.

The Fund may invest in a variety of equity securities, including common stock, preferred stock, rights and warrants to purchase common stock, depositary receipts, securities convertible into common and preferred stock and non-convertible preferred stock.

The Fund may invest in other pooled investment vehicles, including other investment companies, European registered investment funds ("UCITS"), real estate investment trusts ("REITs"), private investment funds, and partnership interests, including master limited partnerships ("MLPs"). A private investment fund is a type of financial investment company that is generally exempt from federal securities regulations and laws and has either less than 100 investors or where its member investors have substantial funds invested elsewhere.

Consistent with the Fund's objectives, the Fund may from time to time purchase derivative securities, such as forward currency contracts and currency futures and options, to, among other reasons, manage foreign currency exposure, provide liquidity, provide exposure not otherwise available, manage risk and implement investment strategies in a more efficient manner.  The Fund may invest in derivative instruments that combine features of these instruments or are developed from time to time. The Fund expects to utilize contracts for difference, swap agreements and other derivative instruments to maintain a significant portion of its long and short positions. The Fund may seek to gain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as repurchase agreements, reverse repurchase agreements or dollar rolls). The Fund may (but is not required to) invest in derivatives, including put and call options, futures, forward contracts and swaps, in lieu of investing directly in a security, currency or instrument, for hedging and non-hedging purposes.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund's shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks does not provide any assurance either of the Fund's investment in any particular type of security, or assurance of the Fund's success in its investment selections, techniques and risk assessments.  As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser's investment techniques otherwise failing to achieve the Fund's investment objective. A variety of specific factors may influence its investment performance, such as the following:

•	Allocation risk
•	Currency risk
•	Derivatives risk
•	Emerging markets and less developed countries risk
•	Equity securities risk
•	Foreign regulatory risk
•	Foreign securities risk

•	Liquidity risk
•	Managed portfolio risk
•	Market risk
•	Real estate investment risk
•	Small cap investing risk

Please see the "Glossary of Risks" section, which is set forth before the "Management of the Trust" section, for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  There may be additional risks that may affect the Fund's ability to achieve its stated investment objective.  Those additional risks are:

•	Convertible securities risk
• •	Investment style risk Temporary defensive positions and large cash positions risk

Please see the "Glossary of Risks" section, which is set forth before the "Management of the Trust" section, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser's abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to it.

The Adviser, Sub-Advisers and Portfolio Management. The allocations for the Fund are made by JNAM.  JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is the investment adviser to the Trust and other affiliated investment companies and provides the Trust and other affiliated investment companies with professional investment supervision and management.  JNAM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom.  Prudential plc is not affiliated with Prudential Financial Inc.

The following individuals are responsible for executing trades and allocation of capital to the various strategies for the Fund:

Mr. Harding is Senior Vice President and Chief Investment Officer for JNAM since July 2014. Mr. Harding was a Vice President, Head of Investment Management from October 2012 to June 2014. Mr. Harding leads the Investment Management function responsible for oversight of sub-advisor performance and risk, due diligence and manager research. Mr. Harding was previously the Head of Manager Research for Morningstar Inc.'s Investment Management division and has over 15 years of investment experience including asset allocation, manager research, portfolio management, and performance evaluation. Mr. Harding graduated from the University of Colorado, Boulder with a Bachelor of Science degree in Business. He holds an MBA from Loyola University Chicago and he is a Chartered Financial Analyst.

Mr. Hynes is Director, Investment Management for JNAM since April 2013. Mr. Hynes provides leadership for the performance analysis and due diligence review of external investment managers. He develops and maintains key relationships with asset managers and provides leadership and direction to Investment Management staff. Prior to joining JNAM, Mr. Hynes was an Investment Manager for Morningstar Investment Services, a wholly-owned subsidiary of Morningstar Inc., and a research associate for Managers Investment Group. Mr. Hynes holds a Bachelor of Science degree in Mathematics from the University of Notre Dame, and an MBA from Carnegie Mellon University. He is a CFA and CAIA charterholder.

Mr. Pliska, CFA, is a Portfolio Manager for JNAM. Mr. Pliska is responsible for manager research, portfolio construction, and asset allocation of Funds. Prior to joining JNAM in 2011, Mr. Pliska worked as an Investment Analyst for Plan Sponsor Advisors from 2008 to 2011, where he was responsible for the selection and monitoring of investment managers, client reporting, and asset allocation for defined contribution and defined benefit plans, and prior to that, Mr. Pliska was a Research Analyst for DWM Financial Group from 2006 to 2008. Mr. Pliska is a National Merit Scholar and holds a B.A. in Economics from the University of Kansas.

The Sub-Advisers to the JNL Multi-Manager Small Cap Growth Fund are:

Granahan Investment Management, Inc. ("GIM") is located at 404 Wyman St., Suite 460, Waltham MA 02451.

Gary Hatton, CFA, is co-Founder and Chief Investment Officer of GIM, and is a Managing Director serving on the Executive Committee.  As a portfolio manager, Mr. Hatton is responsible for GIM's emerging growth strategy and a portion of the small cap and SMID-cap portfolios.  His research expertise is in the Medical and Biotechnology sectors, as well as Industrials.  Prior to joining 404 Wyman St., Suite 460, Waltham MA 02451 in 1985, Mr. Hatton was an Equities Analyst at Eaton Vance Management in Boston.  Mr. Hatton received his MS in Finance from the University of Wisconsin at Madison, and his BS from University of Rhode Island.  Mr. Hatton holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Andrew L. Beja, CFA,  joined GIM at the end of 2011 as a Portfolio Manager.  Mr. Beja has 30 years industry experience, primarily in the small and SMID cap sector of the market.  He manages the GIM Small Cap Focused Growth product, as well as a portion of the small cap and SMID-cap portfolios.  Mr. Beja's research coverage includes Internet, Software and Business Services, as well as Consumer. From 2000 to 2011, Mr. Beja was with Lee Munder Capital Group in Boston, a firm he co-founded and where he managed several small and SMID cap growth equity products.  In 2007, he started the Focused Growth product that he continues to manage at GIM.   Prior to Lee Munder, Mr. Beja was a portfolio manager with Standish, Ayer & Wood.  Before moving to the buy-side, Mr. Beja was an equities analyst for Advest.  Mr. Beja received his BA from Miami University.  He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the Boston Security Analysts Society.

LMCG Investments, LLC ("LMCG"), formerly known as Lee Munder Capital Group LLC, located at 200 Clarendon Street, 28th Floor, Boston, MA 02116. LMCG was founded in 2000. In July 2009, the firm was reorganized and became an affiliate of City National Corporation. As of March 31, 2015, LMCG had assets under management of approximately $6.9 billion.

Andrew Morey, CFA, Managing Director, Growth Equities. Mr. Morey joined LMCG in January 2012 as Portfolio Manager of the Small Cap Growth and Small/Mid Cap Growth strategies by virtue of LMCG's acquisition of Crosswind Investments, LLC. Prior to joining LMCG, Mr. Morey was a Partner with Crosswind Investments, LLC and the portfolio manager for the Crosswind Small and Small/Mid Cap strategies. Mr. Morey was also the founder and lead portfolio manager of Tartan Partners, LLC. Prior to Tartan Partners, Mr. Morey worked at State Street Research & Management from 1995-2005. He spent five years as an analyst focusing on a variety of sectors, and then served as lead portfolio manager for the Concentrated Small Cap Growth strategy as well as co-portfolio manager on the Small Cap Growth strategy from 2000-2005 responsible for managing $1.8 billion in assets. Mr. Morey was also a research analyst for Gabelli & Co. from 1994–1995 and worked as a research analyst for Kidder Peabody from 1991-1993. Mr. Morey is a CFA Charterholder.  He holds a B.A. from Vanderbilt University and an M.B.A. from Columbia Business School.

RS Investment Management Co. LLC ("RS"), a Delaware limited liability company, is located at One Bush Street, Suite 900, San Francisco, CA 94104. RS or its investment advisory affiliates have been managing mutual fund investments since 1987. As of March 31, 2015, RS managed approximately $20.0 billion in assets. Guardian Investor Services LLC owns a majority of the outstanding interests in RS Investments.

Stephen J. Bishop is a co-portfolio manager and analyst on the RS Growth Team. Mr. Bishop has been a co-portfolio manager on the RS Growth Team since 2007. He joined RS Investments in 1996 as a research analyst primarily covering the technology sector, which remains his area of focus today. Prior to joining RS, he worked as an analyst in the corporate finance department of DeanWitter Reynolds, Inc., for two years. He has more than 20 years of investment experience. Mr. Bishop holds a BA in economics from the University of Notre Dame and an MBA from Harvard Business School.

Melissa Chadwick-Dunn is a co-portfolio manager and analyst on the RS Growth Team. Ms. Chadwick-Dunn has been a co-portfolio manager on the RS Growth Team since 2007. Her primary focus is on the healthcare sector of the portfolio. Before joining RS in 2001, she was an equity analyst at Putnam Investments for two years, covering international small-cap stocks. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Ms. Chadwick-Dunn holds a BA in economics, an MA in international relations from the University of Chicago and an MBA from the Wharton School of Business.

Christopher W. Clark, CFA, is a co-portfolio manager and analyst on the RS Growth Team. Mr. Clark has been a co-portfolio manager on the RS Growth Team since 2014. Chris joined the RS Growth Team as an analyst in 2007; his focus is on the healthcare and consumer staples sectors of the portfolio. Before joining the firm in 2007, he was a research associate at TIAA-CREF for three years, where he focused on global portfolio management and the healthcare sector. Prior to that, he was a research assistant at Dresdner RCM Global Investors for three years. Mr. Clark holds a BA in economics from the University of Virginia. Mr. Clark is a CFA Charterholder.

D. Scott Tracy, CFA, is a co-portfolio manager and analyst on the RS Growth Team. Mr. Tracy has been a co-portfolio manager on the RS Growth Team since 2007. His focus is on the financial and energy sectors of the portfolio. Prior to joining RS in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard, where his research focus included technology and industrial companies. He has also served as an equity analyst at Montgomery Securities. Mr. Tracy holds a BA in history from Trinity College and an MBA from the University of California at Berkeley. Mr. Tracy is a CFA Charterholder.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi- Annual Report for the period ended June 30, 2015 .